SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
RAVE RESTAURANT GROUP, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Mark E. Schwarz Chairman of the Board Brandon Solano President	RAVE Restaurant Group, Inc. 3551 Plano Parkway The Colony, TX 75056 www.raverg.com
To our Shareholders:
We are pleased to invite you to the Annual Meeting of Shareholders of RAVE Restaurant Group, Inc. to be held at Hampton Inn - The Colony, 3650 Plano Parkway, The Colony, Texas 75056, on Tuesday, December 6, 2022, at 3:30 p.m., local time.
Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone, or attend the Annual Meeting and vote in person. On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the Annual Meeting. This will help to ensure your representation at the Annual Meeting. Please review the instructions on the proxy card regarding each of these voting options.
Thank you for your ongoing support of and continued interest in RAVE Restaurant Group, Inc.
Sincerely,

Mark E. Schwarz Chairman of the Board	Brandon Solano President & Chief Executive Officer

RAVE RESTAURANT GROUP, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Time and Date:	3:30 p.m., local time, on Tuesday, December 6, 2022.

Place:	Hampton Inn - The Colony 3650 Plano Parkway The Colony, Texas 75056

Items of Business	(1)	To elect four directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified;

	(2)	To conduct an advisory vote on a resolution approving the Company’s compensation of its named executive officers;

	(3)	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year; and

	(4)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and Postponements:
Any action on the items of business described above may be considered at the Annual Meeting on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:
You are entitled to vote only if you were a shareholder of the Company as of the close of business on October 12, 2022 (the “Record Date”). At the close of business on the Record Date, there were 16,400,539 outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company. No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

Meeting Admission:
You are entitled to attend the Annual Meeting only if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to offer proof of identification for admittance. If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the Record Date prior to admitting you to the meeting. If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

i

Voting:
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided or, in most cases, by using the telephone or Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers – Voting Information” in the accompanying Proxy Statement and the instructions on the accompanying proxy card.

By order of the Board of Directors,

Mark E. Schwarz Chairman of the Board The Colony, Texas October 19, 2022

This Notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed on or about October 19, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to
Be Held on December 6, 2022
The Proxy Statement and Annual Report to Stockholders for the year ended June 26, 2022 are available at www.proxyvote.com.
ii

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 6, 2022
RAVE Restaurant Group, Inc., a Missouri corporation (the “Company”), is soliciting proxies to be voted at its Annual Meeting of Shareholders to be held at Hampton Inn - The Colony, 3650 Plano Parkway, The Colony, Texas 75056, on Tuesday, December 6, 2022, at 3:30 p.m., local time, and at any postponement or adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company’s shareholders on or about October 19, 2022.
QUESTIONS AND ANSWERS
Proxy Materials
1.	Why am I receiving these materials?
The board of directors (the “Board”) of the Company is providing these proxy materials to you in connection with the Company’s Annual Meeting of Shareholders, which is scheduled to take place on Tuesday, December 6, 2022, at 3:30 p.m., local time. As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.
2.	What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and Board committees, the compensation of directors and executive officers and other required information.
3.	How may I obtain the Company’s Form 10-K and other financial information?
A copy of our 2022 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2022, is enclosed. Shareholders may request another free copy of our 2022 Annual Report from:
RAVE Restaurant Group, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955
Alternatively, current and prospective investors can access the 2022 Annual Report on the Investor Relations page of our web site at www.raverg.com.
We will also furnish any exhibit to the Form 10-K, if specifically requested.
4.	How may I obtain a separate set of proxy materials?
If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2022 Annual Report) unless you have provided contrary instructions. If you hold shares beneficially in “street name” and you wish to receive a separate set of proxy materials in the future, please contact:
Broadridge Financial Solutions, Inc.
Attn: Householding Department
51 Mercedes Way
Edgewood, New York 11717
(800) 542-1061
5.	How may I request a single set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to Question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.	How may I request an electronic copy of the proxy materials?
You may sign up for future electronic delivery of proxy materials at www.proxyvote.com by using your control number and following the instructions online.
7.	What should I do if I receive more than one set of proxy materials?
Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account. If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card that you receive.
Voting Information
8.	What matters will be acted on at the Annual Meeting?
The matters scheduled to be acted on at the Annual Meeting are:
(1)	The election of four directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified;
(2)	The conduct of an advisory vote on a resolution approving the Company’s compensation of its named executive officers (the “Say-On-Pay Resolution”);
(3)	The conduct of a vote to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year; and
(4)
The transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof. (See Question 17, “What happens if additional matters are presented at the meeting?”)

9.	How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•	“FOR” the election of all director nominees;
•	“FOR” the Say-On-Pay Resolution; and
•	“FOR” the ratification of the independent registered public accounting firm.
10.	What shares can I vote?
Each share of the Common Stock issued and outstanding as of the close of business on October 12, 2022 (the “Record Date”) is entitled to be voted on all items being voted on at the meeting. You may vote or direct the vote of all shares you own as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank. On the Record Date, there were 16,400,539 shares of the Common Stock issued and outstanding.
11.	How can I vote my shares in person at the meeting?
Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in “street name” may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.	How can I vote my shares without attending the meeting?
Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy as described below. If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.
By Mail – Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.
By Internet – Shareholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. Most shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.
By Telephone – Shareholders of record who live in the United States may submit proxies by following the “Vote by Telephone” instructions on their proxy cards. Most shareholders who hold shares beneficially in “street name” and live in the United States may vote by telephone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.
13.	What is the deadline for voting my shares?
If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting. If you hold shares beneficially in “street name” with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.
14.	May I change my vote?
You may change your vote at any time prior to the vote at the meeting. If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company’s corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.
15.	Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.
16.	How are votes counted and what is the voting requirement to approve each of the proposals?
A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting. If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained. Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the meeting.
In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes. Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee. The election of each nominee as a director requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting.
With respect to each other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For these matters, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting will decide the question. Therefore, if you “ABSTAIN” with respect to any matter, the abstention has the same effect as a vote “AGAINST.” For this purpose, shares held by a broker, trustee or nominee who does not have discretionary authority to vote on a particular matter and who has not received voting instructions from the beneficial owner will not be deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but are counted as present for the purpose of determining the existence of a quorum. If a proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.
17.	What happens if additional matters are presented at the meeting?
Other than the three items of business specifically described in this Proxy Statement, we are not aware of any other matter to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason one or more of our director nominees becomes unable to serve or for good cause will not serve, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.
18.	Who will serve as inspector of elections?
The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.
19.	Who will bear the cost of soliciting votes for the meeting?
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reimbursement of reasonable out-of-pocket expenses directly related to such solicitation. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.
20.	Where can I find voting results from the Annual Meeting?
We intend to publish the final voting results from the Annual Meeting in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the conclusion of the Annual Meeting.
Stock Ownership Information
21.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Company shareholders may hold their shares directly in their own names or in “street name” through a broker or other nominee. As summarized below, there are several distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, you are the shareholder of record of such shares. As the shareholder of record, you have the right to vote in person at the meeting or to grant your proxy directly to the Company or to a third party. There is a proxy card enclosed with these materials for your use.

Beneficial Owner
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of such shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares. You are also invited to attend the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares. Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee holding your shares giving you the right to vote the shares.
22.	What happens if I have questions for the Company’s transfer agent?
You may contact the Company’s transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your shares.
Securities Transfer Corporation
2901 Dallas Parkway, Suite 380
Plano, TX 75093
(469) 633-0101
Annual Meeting Information
23.	How can I attend the meeting?
You are entitled to attend the Annual Meeting if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to offer proof of identification for admittance. If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the Record Date may be verified prior to you being admitted to the meeting. If you are not a shareholder of record but hold your shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.
24.	How many shares must be present?
A majority of the issued and outstanding shares entitled to vote at the meeting must be represented in person or by proxy to satisfy the quorum requirements for holding the meeting and transacting business. Proxies submitted by brokers who do not vote (“broker non-votes”) because they do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum, but not for any other purpose.
Shareholder Proposals and Director Recommendations
25.	What is the deadline to propose actions for consideration at the next Annual Meeting of Shareholders?
If a shareholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting of shareholders, the proposal must be received in proper form at the Company’s principal executive offices on or before June 21, 2023 in order to have the proposal included in the proxy materials of the Company for such meeting. If a shareholder wishes to submit a proposal at the next annual meeting of shareholders outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the shareholder must notify the Company in writing of such proposal on or before September 4, 2023 in order to have that proposal considered at such meeting.
To be in proper form, a shareholder’s notice must include information concerning the proposal. A shareholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company’s next annual meeting of shareholders should be addressed to:
Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
E-mail: corporate_secretary@raverg.com
26.	How may I recommend individuals to serve as directors?
You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. For additional information, see “Corporate Governance Principles and Board Matters – Shareholder Recommendations and Nominations” below.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE:
ELECTION OF DIRECTORS
Pursuant to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, the Board has determined that the board of directors be comprised of four directors, each of whom serves a one-year term and is subject to annual election. The Board has nominated four incumbent directors for re-election at the Annual Meeting. If elected, each director nominee will hold office until the next annual meeting of shareholders or until his successor has been elected and qualified. Each nominee has expressed his intention to serve the entire term for which election is sought. The Board believes that all the nominees will be available to serve as directors. If any director nominee becomes unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later. The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.
The Board of Directors recommends a vote “FOR” each of the director nominees.
The following is biographical information for the nominee directors.
Mark E. Schwarz, 62, became a director and Chairman of the Board of the Company in 2004. Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P. (“NCM”), a private investment management firm he founded in 1993. NCM is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company. (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”) Mr. Schwarz is also Chief Executive Officer and Chairman of the board of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Executive Chairman of Wilhelmina International, Inc., a model management and talent representation company. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company.
Clinton J. Coleman, 45, became a director of the Company in 2007. He has since May 2021 served as the President of Synq3, Inc., a company focused on providing artificial intelligence solutions for managing consumer interactions. He served as the Chairman and Chief Executive Officer of Novo Labs, Inc. from its founding in 2017 until its acquisition by Synq3, Inc. in 2021. Previously, he had since 2010 served as the Chief Executive Officer of Bell Industries, Inc., a company primarily engaged in providing information technology services. Mr. Coleman served as an investment professional with NCM from 2005 to 2017, including as a Managing Director (2012 to 2017) and Vice President (2005 to 2012). He previously served as the Company’s Interim Chief Executive Officer from July 2016 until January 2017, and from June 2012 until November 2012. Mr. Coleman also served as Interim Chief Financial Officer of the Company between July 2006 and January 2007. Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005. From 2002 to 2003, he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS. Mr. Coleman presently serves as a director of Wilhelmina International, Inc., a model management and talent representation company. The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries.
William C. Hammett, Jr., 76, became a director of the Company in 2007. Mr. Hammett is retired. From 2010 to 2014, he served as the Chief Executive Officer of iH3, LLC, an integrated wellness and fitness company working with physicians and hospitals targeting chronic illnesses. He was the Chief Financial Officer and Executive Vice President of Pegasus Solutions, Inc., a global provider of reservations-related services and technology in the hospitality industry, from 2006 through 2008. Mr. Hammett was the Chief Financial Officer and Senior Vice President for Dave & Buster’s, Inc., an operator of restaurant/entertainment complexes, from 2001 through 2006. From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry. From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc., a national hotel chain. Previously, he was employed by the accounting firm of PriceWaterhouseCoopers. The Board believes that Mr. Hammett should serve as a director of the Company due to his financial and management background and his experience in the restaurant, entertainment and hospitality industries.

Robert B. Page, 63, became a director of the Company in 2004. Since 2011, Mr. Page has been an independent restaurant consultant. Mr. Page served as the Chief Executive Officer of Backyard Burgers, Inc. from 2008 to 2011. He served as the Acting Chief Executive Officer of the Company from January 2005 through March 2005. He is also a former franchisee of Shoney’s, Inc., a family dining restaurant chain. From 2000 until 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants. From 1993 through 2000, he worked for Romacorp, Inc., which owned the Tony Roma’s chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. The Board believes that Mr. Page should serve as a director of the Company due to his management experience and his expertise in the restaurant industry.
There are no family relationships among any of our directors or executive officers. Company stock ownership for each director nominee is shown under the heading “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” and is based upon information furnished by the respective individuals.

PROPOSAL TWO:
ADVISORY VOTE ON SAY-ON-PAY RESOLUTION
Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC thereunder require the Company to (i) at least once every three years, present to the shareholders a non-binding, advisory vote on a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the shareholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation. In accordance with the plurality vote at the Company’s annual meeting of shareholders in 2020, the Board has determined to provide the shareholders an opportunity to approve executive compensation every year. Accordingly, at the Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):
“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s Proxy Statement dated October 19, 2022, including the compensation tables and narrative discussion.”
The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company’s named executive officers rather than any specific element or amount of compensation. This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company. However, the Compensation Committee will take into account the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.
The Board recommends a vote FOR approval of the Say-On-Pay Resolution.
PROPOSAL THREE:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Armanino LLP (“Armanino”), an independent registered public accounting firm, as the independent auditors of the Company for the 2023 fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. Shareholder ratification of the appointment is not required by our Bylaws or by any other applicable law. If our selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, the Audit Committee will reconsider whether or not to retain Armanino. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
A representative of Armanino is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.
The Board of Directors recommends a vote “FOR” the ratification of the selection of Armanino LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business effectively, serving our shareholders well and maintaining the Company’s integrity in the marketplace. The Company has adopted a Code of Business Conduct that applies to all Company employees and directors and a Financial Code of Conduct for financial managers. These codes work in conjunction with the Company’s Amended and Restated Articles of Incorporation, Amended and Restated Bylaws and various Board committee charters, and together form the framework for governance of the Company. These documents are available at the Company’s website at www.raverg.com. We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors or executive officers.
The business of the Company is managed under the direction of the Board. Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the annual meeting of shareholders. The Board intends to comply with the corporate governance requirements of the SEC and Nasdaq in order to assure that the Board will have the necessary practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.
Board Independence and Independence Standards
Each of the Company’s current directors qualifies as “independent” in accordance with published Nasdaq listing requirements, except that Mr. Schwarz is not considered independent solely with respect to requirements applicable to the Audit Committee. An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board considers all relevant facts and circumstances in assessing each director’s relationship with the Company. Independent directors meet at least twice annually apart from management representatives.
Board Structure and Committee Composition
The Board has three standing committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on the Company’s website at www.raverg.com. Below is a description of the primary functions performed by each committee. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each current member of each committee meets the applicable laws and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.
Audit Committee. The responsibilities of the Audit Committee include reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company’s auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee. In performing its duties, the Audit Committee seeks to maintain an effective working relationship with the Board, the independent accountants and management of the Company. The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter. This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.
The report of the Audit Committee is included in this Proxy Statement.
Compensation Committee. The primary responsibilities of the Compensation Committee are: (a) to review and recommend to the Board the compensation of the President and other officers of the Company; (b) to review executive bonus plan allocations; (c) to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (d) to oversee the Company’s administration of its equity-based compensation and other benefit plans; and (e) to approve awards to officers and employees of the Company under its 2015 Long Term Incentive Plan (the “2015 LTIP”). The Board determines whether the Compensation Committee will take action as a committee or will make recommendations to the Board. In fiscal 2022, the Compensation Committee determined the compensation of the Company’s executive officers and the President made recommendations to the Compensation Committee with regard to compensation for its other officers. The specific duties and functions of the Compensation Committee are set forth in its charter.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee are: (a) to recommend the slate of director nominees for election to the Board; (b) to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings; and (c) to review, evaluate and recommend changes to the Company’s corporate governance practices. The Nominating and Governance Committee’s role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments. The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.
Review and Evaluation of Director Qualifications
From time to time, the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board. This assessment involves numerous facets, including diversity of background, business experience and other factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement. These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point. As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.
Identifying and Evaluating Candidates for Director
When Board vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. The process followed by the Nominating and Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Governance Committee and the Board. In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders. In fiscal 2022, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates. Assuming that appropriate biographical and background materials are provided for candidates recommended by shareholders on a timely basis, the Nominating and Governance Committee will evaluate director candidates recommended by shareholders by following substantially the same process, and applying substantially the same criteria, as it follows for director candidates submitted by Board members.
Criteria and Diversity
In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Governance Committee will apply criteria including finding candidates who bring the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, gender, sexual orientation, disability or any other basis proscribed by law.

Shareholder Recommendations and Nominations
The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under “Identifying and Evaluating Candidates for Director.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:
Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@raverg.com
Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees. The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates. The Company has not received any shareholder nominations for director for the upcoming Annual Meeting of Shareholders.

Board and Committee Meetings
The Board met four times during the 2022 fiscal year, as well as approving various matters by unanimous written consent. The Company encourages all directors to attend each Annual Meeting of the shareholders, but has no formal policy requiring attendance. Three of the four then incumbent directors attended the last annual shareholders meeting. All current directors attended 75% or more of the Board meetings and meetings of the committees on which they served. Below is a table that provides current membership and fiscal year 2022 meeting information for each of the Board committees:
Name	Audit	Compensation	Nominating & Governance
Mark E. Schwarz		X*	X*
Clinton J. Coleman	X
William C. Hammett, Jr.	X*	X	X
Robert B. Page	X	X
Number of Meetings in Fiscal 2022	4	2	0
*	Committee chairman.
Board Diversity Matrix
The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of October 19, 2022.
Board Diversity Matrix as of October 19, 2022
Total Number of Directors: 4
	Male	Female	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	0	0	1
Part II: Demographic Background
African American or Black	0	0	0
Alaskan Native or Native American	0	0	0
Asian	0	0	0
Hispanic or Latinx	0	0	0
Native Hawaiian or Pacific Islander	0	0	0
White	3	0	0
Two or More Races or Ethnicities	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1
Leadership Structure
We separate the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day-to-day leadership and achieving the performance goals of the Company. The Chairman of the Board leads the activities of the Board in providing oversight to management, provides guidance to the Chief Executive Officer and serves as a liaison between management and the Board. The Board believes that separating the roles of the Chairman and Chief Executive Officer enhances the ability of the Board to objectively evaluate the management and operations of the Company for the benefit of shareholders.

Risk Oversight
The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Through committee reports, the entire Board is regularly informed regarding the nature and management of the risks overseen by each of its committees.
Communications from Shareholders to the Board
The Board recommends that shareholders initiate any communications with the Board in writing in care of:
Corporate Secretary
RAVE Restaurant Group, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@raverg.com
This centralized process assists the Board in reviewing and responding appropriately to shareholder communications. The names of specific intended Board members should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients. However, the Board has also instructed the Corporate Secretary to review such correspondence prior to forwarding and in his discretion not to forward items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.
Director Compensation
The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000. Each non-employee director additionally receives a fee of $1,000 for each Board meeting attended and a fee of $250 for each committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.
In addition to an annual retainer and meeting fees, each non-employee director is eligible to receive awards under the 2015 LTIP. Pursuant to the 2015 LTIP, the Compensation Committee and full Board have authorized eligible directors to automatically be granted, as of the first day of the Company’s fiscal year, an option to purchase two shares of the Common Stock for each share purchased by such non-employee director during the preceding fiscal year of the Company (excluding shares purchased upon the exercise of previously granted options), up to a maximum grant of options to purchase 40,000 shares of the Common Stock. Stock options granted to non-employee directors under the 2015 LTIP have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and expire to the extent unexercised after ten years.
The following table summarizes compensation earned by and paid to each person who served as a non-employee director at any time during fiscal 2022.
Name	Fees Earned in Cash ($)	Option Awards ($)(1)	Total ($)
Mark E. Schwarz	27,250	—	27,250
Clinton J. Coleman	22,000	—	22,000
William C. Hammett, Jr.	22,500	—	22,500
Robert B. Page	22,500	—	22,500
(1)
No stock options were granted to non-employee directors in fiscal 2022. As of June 26, 2022, Messrs. Schwarz, Coleman and Hammett held unexercised stock options for 40,000, 61,750 and 10,000 shares, respectively.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding the Company’s current executive officers:
Name	Age	Position	Executive Officer Since
Brandon L. Solano	51	Chief Executive Officer & President (principal executive officer)	2019
Michael F. Burns	45	Chief Operating Officer	2019
Clinton D. Fendley	51	Chief Financial Officer (principal financial officer)	2020
Brandon L. Solano was appointed Chief Executive Officer of the Company in October 2019, and was appointed to the additional offices of President and Secretary in December 2019. From 2017 through May 2019, Mr. Solano served as Chief Marketing & Digital Officer for Pei Wei Asian Diner, LLC, a fast-casual restaurant chain featuring Asian-inspired dishes. From 2015 through 2017, he served as Chief Marketing Officer for Papa Murphy’s Holdings, Inc., a franchisor and operator of the largest “take & bake” pizza chain in the United States. From 2014 to 2015, he was employed by The Wendy’s Company, a franchisor and operator of fast food restaurants, completing his tenure as Chief Marketing Officer. From 2008 to 2014, Mr. Solano was employed by Domino’s Pizza, Inc., a franchisor and operator of delivery and carryout pizza outlets, completing his tenure as Vice President of Development.
Michael F. Burns was appointed Chief Operating Officer of the Company in November 2019. Previously, Mr. Burns had since 2017 served as Vice President of Operations for Pei Wei Asian Diner, LLC, a fast-casual restaurant chain featuring Asian-inspired dishes. From 2005 to 2017, he was employed by Bojangles’ Restaurants, Inc., a fast food restaurant chain featuring Southern recipes, where he began as a Unit Director (2005-2007), before being successively promoted to Area Director (2007-2009), Director of Operations Support (2009-2013), and Regional Vice President (2013-2017).
Clinton D. Fendley was appointed Chief Financial Officer of the Company in July 2021 after having served as Vice President – Finance since January 2020. Previously, Mr. Fendley had since 2015 been employed at 7-Eleven, Inc., an international convenience store chain, completing his tenure as Data Analytics & Strategy Manager – New Concepts. From 2013 to 2015, he was a Senior Advisor at NewBridge Group, LLC, a merger and acquisition advisory firm. From 2006 to 2013, Mr. Fendley was employed by Davenport & Company LLC, an investment advisory and wealth management firm, completing his tenure as First Vice President. From 2000 to 2006, he served as a research analyst at Wachovia Securities, Inc., an investment banking firm now known as Wells Fargo Securities, LLC. Mr. Fendley began his professional career as an auditor with Price Waterhouse LLP, an international accounting firm now known as PwC. He is a Certified Public Accountant licensed in Texas.

SUMMARY COMPENSATION TABLE
The following table summarizes the compensation earned during the fiscal years ending June 26, 2022 and June 27, 2021 by each person who served as an executive officer of the Company at any time during the fiscal years then ended or is presently an executive officer of the Company (the “Named Executive Officers”):
Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Brandon L. Solano Chief Executive Officer & President	2022	350,000	329,163	143,750	7,000	829,913
	2021	350,000	262,500	67,531	2,400	682,431
Michael F. Burns Chief Operating Officer	2022	240,000	152,532	17,389	4,800	414,721
	2021	225,000	112,500	8,169	3,660	349,329
Clinton D. Fendley Chief Financial Officer	2022	200,000	76,266	8,393	4,000	288,659
	2021	175,000	43,750	3,943	—	222,693
(1)
Reflects the fair value of each restricted stock unit award estimated on the date of grant based on the probable outcome of certain performance conditions. Restricted stock units represent the right to receive shares of common stock upon satisfaction of vesting requirements and performance conditions. Assumptions used in calculating the grant date fair value are included in Note I to the Company’s audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 26, 2022.

(2)	Represents the Company’s matching contribution to 401(k) plan.

EMPLOYMENT ARRANGEMENTS
The Company has entered into an employment letter agreement with Mr. Solano (the “Solano Agreement”) confirming his employment as Chief Executive Officer of the Company. The Solano Agreement provides for at-will employment at a starting annual base salary of $350,000. The Solano Agreement also provides for annual incentive compensation of up to 150% of base annual salary split equally between annual cash bonus and restricted stock units granted under the Company’s 2015 Long Term Incentive Plan. Restricted stock units represent the right to receive shares of common stock upon satisfaction of vesting requirements and performance conditions over a period of three fiscal years. Mr. Solano is also entitled to other typical benefits generally available to senior executives of the Company. The Solano Agreement also contains a covenant not to compete which precludes Mr. Solano from engaging in any pizza restaurant business for a period of 12 months after the termination of his employment, as well as non-disclosure, non-solicitation and other common employment covenants.
The Company has entered into an employment letter agreement with Mr. Burns (the “Burns Agreement”) confirming his employment as Chief Operating Officer of the Company. The Burns Agreement provides for at-will employment at a starting annual base salary of $225,000. The Burns Agreement also provides for a discretionary annual cash bonus targeted at 50% of base salary and participation in the Company’s 2015 Long Term Incentive Plan through the grant of restricted stock units targeted at 15% of base salary. Restricted stock units represent the right to receive shares of common stock upon satisfaction of vesting requirements and performance conditions over a period of three fiscal years. Mr. Burns is also entitled to other typical benefits generally available to senior executives of the Company. The Burns Agreement also contains non-disclosure, non-solicitation and other common employment covenants.
The Company has entered into an employment letter agreement with Mr. Fendley (the “Fendley Agreement”) confirming his employment as Chief Financial Officer of the Company. The Fendley Agreement provides for at-will employment at a starting annual base salary of $200,000. The Fendley Agreement also provides for a discretionary annual cash bonus targeted at 30% of base salary and participation in the Company’s 2015 Long Term Incentive Plan through the grant of restricted stock units targeted at 20% of base salary. Restricted stock units represent the right to receive shares of common stock upon satisfaction of vesting requirements and performance conditions over a period of three fiscal years. Mr. Fendley is also entitled to other typical benefits generally available to senior executives of the Company. The Fendley Agreement also contains non-disclosure, non-solicitation and other common employment covenants.
The foregoing references to starting annual base salary reflect the starting annual base salary set forth in the respective employment letter agreements for each of Mr. Solano, Mr. Burns and Mr. Fendley. Current compensation earned during the fiscal years ending June 26, 2022 and June 27, 2021 for each executive officer of the Company is set forth in the “Summary Compensation Table.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information concerning all equity awards to the Named Executive Officers which were outstanding as of June 26, 2022, consisting exclusively of unvested restricted stock units granted under the 2015 LTIP.
	Stock Awards
Name	Award Date[1]	Number of Unearned Shares Underlying Restricted Stock Units That Have Not Vested (#)[2]	Market Value of Unearned Shares Underlying Restricted Stock Units That Have Not Vested ($)[2]
Brandon L. Solano	06/11/2022	196,875	208,688
	01/08/2021	554,532	587,803
Michael F. Burns	06/11/2022	45,000	47,700
	01/08/2021	67,080	71,104
Clinton D. Fendley	06/11/2022	30,000	31,800
	01/08/2021	32,375	34,318
[1]	Restricted stock units awarded in fiscal 2021 vest October 15, 2023, and restricted stock awards award in fiscal 2022 vest October 15, 2024.
[2]
Market value of underlying restricted stock units awarded in fiscal 2021 and fiscal 2022 is based on fiscal 2022 progress toward the achievement of performance criteria and the closing market price of the Company’s common stock of $1.06 on June 24, 2022.

INDEPENDENT AUDITORS
The Audit Committee has selected Armanino LLP (“Armanino”) as the independent auditors of the Company for the 2023 fiscal year. A representative of Armanino is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.
The following table presents fees for professional services rendered by Armanino for the audit or review of the Company’s consolidated financial statements for the fiscal years ended June 26, 2022 and June 27, 2021, as well as fees billed for other services rendered by Armanino during each period.
	Fiscal 2022	Fiscal 2021
Audit Fees	$86,000	$75,000
Audit Fees. This category represents aggregate fees paid to Armanino for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q. The amount represents fees attributable to the fiscal year but actually paid in the following fiscal year.
Pre-Approval of Services of the Independent Auditor
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors. Audit Committee policy requires all services provided by Armanino to be pre-approved by the Audit Committee. Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. In fiscal 2022, all audit services performed by Armanino were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.
The Board of Directors has determined that at least one member of the Audit Committee, Mr. Hammett, is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose upon Mr. Hammett any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board. For an overview of Mr. Hammett’s relevant experience, see “Election of Directors” above.
The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.
The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended June 26, 2022. It also discussed with Armanino the matters required to be discussed by Auditing Standard 1301, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee received the written disclosures and the letter from Armanino required by applicable requirements of the PCAOB regarding Armanino’s communications with the Audit Committee concerning independence and the Audit Committee discussed with Armanino that firm’s independence. Based on the discussions with Armanino concerning the audit, the financial statement review, and other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 26, 2022 be included in the Company’s Annual Report on Form 10-K filed with the SEC on September 23, 2022.
Submitted to the Board by the undersigned members of the Audit Committee.
Audit Committee
William C. Hammett, Jr., Chairman
Robert B. Page
Clinton J. Coleman
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of the Record Date concerning beneficial ownership of the Common Stock of the Company by (i) any person or group known to beneficially own more than 5% of the Company’s Common Stock; (ii) each current director, director nominee and Named Executive Officer of the Company; and (iii) all current directors and executive officers as a group.
The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company. The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) unless otherwise indicated in a footnote, the mailing address for all persons is the same as that of the Company, and (c) no person has pledged as security any of the shares shown as beneficially owned.
Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class
5% Beneficial Owners:

Newcastle Partners, L.P.(1)(2)	3,092,125	18.9

Newcastle Partners, L.P.(3)(4)	5,518,902	33.6
Newcastle Capital Management, L.P.(3)(4)
Newcastle Capital Group, L.L.C.(3)(4)
NCM Services, Inc.(3)(4)
Schwarz 2012 Family Trust(3)(4)
Hallmark Financial Services, Inc.(3)(4)
American Hallmark Insurance Company of Texas(3)(4)
Hallmark Insurance Company(3)(4)
Hallmark Specialty Insurance Company(3)(4)
Mark E. Schwarz(3)(4)

Brian T. Bares(5)	1,388,715	8.5

Directors and Named Executive Officers:

Mark E. Schwarz(3)(4)	5,518,902	33.6

Clinton J. Coleman(6)	168,428	1.0

William C. Hammett, Jr.(6)	25,000	*

Robert B. Page	—	—

Brandon L. Solano	64,669	*

Michael F. Burns	—	—

Clinton D. Fendley	84,416	*

All directors, nominees and current executive officers(3)(4)(6)	5,861,415	35.5
*	Represents less than 1.0%.
(1)	The general partner of Newcastle Partners, L.P. (“NP”) is Newcastle Capital Management, L.P. (“NCM”), the general partner of NCM is

Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by NP.
(2)	Includes 3,092,125 shares directly owned by NP.
(3)
NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Hallmark Financial Services, Inc. (“HFS”), American Hallmark Insurance Company of Texas (“AHIC”), Hallmark Insurance Company (“HIC”) and Hallmark Specialty Insurance Company (“HSIC”) may be considered a “group” for purposes of Section 13(d)(3) of the Exchange Act. Accordingly, each member of such group may be deemed to share voting and investment power over and beneficially own all shares of the Common Stock owned by all other members of the group. The address for each member of this group is Two Lincoln Centre, 5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas 75240.

(4)
Includes (a) 3,092,125 shares directly owned by NP, (b) 1,741,230 shares directly owned by AHIC, (c) 252,428 shares directly owned by HIC, (d) 252,428 shares directly owned by HSIC, and (e) 140,691 shares directly owned by Mr. Schwarz, and 40,000 shares which may be acquired pursuant to currently exercisable stock options.

(5)	As reported in Schedule 13D/A filed on January 11, 2021. Mr. Bares’ address is 2600 Hill Country Blvd., Suite R-230, Austin, Texas 78738.
(6)	Includes the following shares which may be acquired pursuant to currently exercisable options: (a) for Mr. Coleman, 61,750 shares; and (b) for Mr. Hammett, 10,000 shares.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock to report their ownership of and transactions in the Common Stock to the SEC. Based solely on the Company’s review of the Forms 3, 4 and 5, and amendments thereto, filed with the SEC, the Company believes that, during the preceding fiscal year, all of the Company’s executive officers, directors and beneficial owners of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act.

ADDITIONAL INFORMATION
A copy of our 2022 Annual Report, which includes our Form 10-K for the fiscal year ended June 26, 2022, is enclosed. Shareholders may request another free copy of our 2022 Annual Report from:
RAVE Restaurant Group, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955
Current and prospective investors may also access the 2022 Annual Report on the Investor Relations page of our web site at www.raverg.com. We will also furnish any exhibit to the 2022 Form 10-K as specifically requested.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 19, 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY SUBSEQUENT DATE.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) W.C. HAMMETT, JR. 02) ROBERT B. PAGE 03) MARK E. SCHWARZ 04) CLINTON J. COLEMAN

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. The advisory vote on the resolution to approve executive compensation.	☐	☐	☐
3. The ratification of independent registered public accounting firm.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000581341_1 R1.0.0.39

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

RAVE RESTAURANT GROUP, INC.
Annual Meeting of Shareholders
December 6, 2022 3:30 p.m.
This proxy is solicited by the Board of Directors

The undersigned, revoking all proxies heretofore given, hereby appoints Mark E. Schwarz, Brandon Solano and Clinton D. Fendley, and each of them individually, as proxy of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Rave Restaurant Group, Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 3:30 p.m., Dallas time, on Tuesday, December 6, 2022, at the Hampton Inn The Colony, 3650 Plano Parkway, The Colony, TX 75056, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000581341_2 R1.0.0.39